Asset Retirement Obligations	3 Months Ended
Mar. 31, 2015
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations
Asset Retirement Obligations
AROs represent obligations that result from laws, statutes, contracts and regulations related to the eventual retirement of certain of Dominion Midstream's long-lived assets. Dominion Midstream's AROs primarily represent the cost associated with the legal obligation to cap and purge underground transmission pipe and the interim retirement of natural gas transmission pipeline components.

The changes to AROs during 2014 and 2015 are as follows:

	Three Months Ended	Year Ended
	March 31, 2015	December 31, 2014
(millions)
Beginning balance(1)	$0.4	$0.4
DCG Acquisition	12.6	—
Obligations settled during the period	(0.2)	—
Accretion	0.1	—
Ending balance(1)	$12.9	$0.4

(1)	Includes $0.1 million and $0.3 million reported in other current liabilities at December 31, 2014, and March 31, 2015, respectively.

Under the terms of the 2005 Agreement, Cove Point would be responsible for certain onshore and offshore site restoration activities at the Cove Point site only if it voluntarily tenders title according to the terms of this agreement. As Cove Point is permitted to operate the Cove Point LNG Facility for an indefinite time period and currently has no plans to voluntarily tender title, Cove Point does not have sufficient information to determine a reasonable range of settlement dates for decommissioning and therefore has not recorded an asset retirement obligation.